EXHIBIT  (10)(ii)
EMPLOYMENT  AGREEMENT  FOR  LLEWELLYN  STONE


EMPLOYMENT  AGREEMENT

      THIS AGREEMENT is made this 16th day of November, 1993, between GOLETA NATIONAL BANK (the "Bank"), having a principal business at 5827 Hollister Avenue, Goleta, California 93117, and LLEWELLYN W. STONE ("Executive"), whose residence address is 6560 Camino Venturoso, Goleta, California 93117.

WITNESSETH
----------

WHEREAS, the Bank is a California national banking association duly organized, validly existing, and in good standing under the laws of the United States of America, with power to own property and carry on business as its business as it is now being conducted:

WHEREAS, the Bank desires to avail itself of the skill, knowledge and experience of Executive in order to insure the successful management of its business:

WHEREAS the parties hereto desire to specify the terms of Executive's employment by the Bank as controlling Executive's employment with the Bank;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth it is agreed that as of November 16, 1997, (the "Effective Date"), the following terms and conditions shall apply to Executive's said employment:

A.          TERM  OF  EMPLOYMENT
            --------------------
     1.  Term.  The  Bank  hereby employs Executive and Executive hereby accepts
         ----
employment with the Bank for the period of ten (10) years (the "Term") commencing with the Effective Date, subject, however, to prior termination of this Agreement as hereinafter provided. Where used herein, "Term" shall refer to the entire period of employment of Executive by the Bank hereunder, whether for the period provided above, or whether terminated earlier as hereinafter provided.

B.          DUTIES  OF  EXECUTIVE
            ---------------------
     1.  Duties.  Executive  shall  perform  the  duties  of President and Chief
         ------
Executive Officer of the Bank, subject to the powers by law vested in the Board of Directors of the Bank and in the Bank's shareholders. During the Term, Executive shall perform exclusively the services herein contemplated to be performed by Executive faithfully, diligently and to the best of Executive's ability, consistent with the highest and best standards of the banking industry and in compliance with all applicable laws and the Bank's Articles of Association and Bylaws.

     2.Conflicts  of  Interest. Except as permitted by the prior written consent
       -----------------------
of the Board of Directors of the Bank, Executive shall devote Executive's entire productive time, ability and attention to the business of the Bank during the Term and Executive shall not directly or indirectly render any services of a business, commercial or professional nature, to any other person, firm or corporation, whether for compensation or otherwise, which are in conflict with the Bank's interests.

C.          Compensation
            ------------
     1.  Salary. For Executive's services hereunder, the Bank shall pay or cause
         ------
to be paid as annual base salary to the Executive a minimum of One Hundred Seventeen Thousand Dollars ($117,000.00) per year for the first year of the Term. Said salary shall be payable in equal installments in conformity with the Bank's normal payroll period. Said salary shall be reviewed annually, and annual adjustments after the first year of the Term shall be made in the discretion of the Board of Directors.
     2.  Bonuses.  Executive  may  receive such bonuses, if any, as the Board of
         -------
Directors  in  its  sole  discretion  shall  determine.

D.          EXECUTIVE  BENEFITS
            -------------------
     1.Vacation. Executive shall be entitled to a vacation each year during the Term, which vacation shall be not more than five (5) weeks per year, provided however, that each year of the Term, Executive is required to and shall take at least two (2) weeks of said vacation (the "Mandatory Vacation"), which shall be taken consecutively. Executive shall not be entitled to vacation pay in lieu of vacation, and any vacation time not used in excess of the Mandatory Vacation shall be deemed waived.


     2. Automobile. During the Term hereunder, the Bank shall provide Executive,
        ----------
for Executive's sole use, a suitable full-size automobile, the make of such automobile to be determined by the mutual agreement of the Board of Directors and Executive, and which automobile shall at no time be older than three (3) years. The Bank shall pay all operating expenses of any nature whatsoever with regard to such automobile, provided executive furnishes to the Bank adequate records and other documentary evidence required by federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of such payments and deductible compensation of executive. The Bank shall also procure and maintain in force an automobile liability insurance policy on such automobile, containing all reasonable and necessary coverage.

     3.  Club  Membership.  The  Bank  will  provide  the  Executive with a golf
         ----------------
membership in La Cumbre Country Club and will pay monthly dues for basic golf-related and business-related monthly expenses.

     4. Group Medical and Life Insurance Benefits. The Bank shall provide for Executive, at the Bank's expense, participation in medical, accident and health, income continuation and life insurance benefits equivalent to the normal and customary benefits available from time to time under the California Bankers Association group Insurance Program for an employee of Executive's salary level. Said coverage shall be in existence or shall take e effect as of the Effective Date hereof and shall continue throughout the Term. The Bank's liability to Executive for any breach of this paragraph shall be limited to the amount of premiums payable by the Bank to obtain the coverage contemplated herein.

E.          REIMBURSEMENT  FOR  BUSINESS  EXPENSES
            --------------------------------------
     Executive shall be entitled to reimbursement by the Bank for any ordinary and necessary business expenses incurred by Executive in the performance of Executive's duties and in acting for the Bank during the Term, which types of expenditures shall be determined by the Board of Directors, provided that:
     (a.)         Each such expenditure is of a nature qualifying it as a proper deduction on the federal and state income tax returns of the Bank as a business expense and not as deductible compensation to the Executive; and
     (b) Executive furnishes to the Bank adequate records and other documentary evidence required by federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of such expenditures as deductible business expenses of the Bank and not as deductible compensation to Executive.

F.          TERMINATION
            -----------
     1.  Termination.  The Bank may terminate this Agreement at any time without
         -----------
further obligation or liability to Executive, by action of the Board of Directors, if in the opinion of the Board the Executive fails to perform or habitually neglects the duties which he is required to perform hereunder, if Executive engages in illegal activity which materially adversely affects the Banks' reputation in the community or which evidences the lack of Executive's fitness or ability to perform executive's duties as determined by the Board of Directors in good faith if Executive commits any act which would cause termination of coverage under the Bank's Bankers' Blanket Bond as to Executive (as distinguished from termination of coverage as to the Bank as a whole), or if Executive is found to be physically or mentally incapable (as hereinafter defined as performing executive's duties for a period of at least ninety [90] consecutive days [or a cumulative period of one hundred twenty (120) days] in any one calendar year) by the Board of Directors acting in good faith. Such termination shall not prejudice any remedy which the Bank may have at law, in equity, or under this Agreement.

For purposes of this Agreement only, physical or mental disability shall be defined as Executive being unable to fully perform under this Agreement for a continuous period of ninety (90) days or a cumulative period of one hundred twenty (120) days in any one calendar year. If there should be a dispute between the Bank and Executive as to the Executive's physical or mental disability for purposes of this Agreement, the question shall be settled by the opinion of an impartial reputable physician or psychiatrist agreed upon by the parties or their representatives, or if the parties cannot agree within ten (10) days after a request for designation of such party, then by a physician or psychiatrist designated by the Santa Barbara County Medical Association. The certification of such physician or psychiatrist as to the question in dispute shall be final and binding upon the parties hereto.

     2.  Action by Supervisory Authority. If the Bank is closed or taken over by
         -------------------------------
the Comptroller of the Currency or other supervisory authority, including the Federal Deposit Insurance Corporation, or if such supervisory authority should exercise its cease and desist powers to remove Executive from office, such bank supervisory authority may immediately terminate this Agreement without further liability or obligation to Executive.

     3. Merger or Corporate Dissolution. In the event of a merger where the Bank
        -------------------------------
is not the surviving corporation, in the event of a consolidation, in the event of a transfer of all or substantially all of the assets of the Bank, in the event of any other corporate reorganization where there is a change in ownership of at least twenty-five percent (25%) except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation, or in the event of the dissolution, of the Bank, this Agreement may be terminated without further liability to Executive by the Bank or the surviving bank, in the event of a merger, or the transferee of assets, in the event of a purchase or sale, provided, however, that in such event the Bank shall pay to Executive the amount specified in paragraph F.4 herein regarding termination at will.

     4.  Termination At Will. Pursuant to the provisions of 12 U.S.C. Section 24
         -------------------
and notwithstanding anything to the contrary herein, the Bank may terminate this Agreement at any time by action of the Board of Directors of the Bank. Such termination shall be effective immediately upon receipt of notice by Executive from the Bank, and all benefits provided by the Bank hereunder to Executive shall thereupon cease, other than the insurance benefits provided to Executive hereunder which shall be continued by the Bank for a period not to exceed one hundred eighty (180) days after termination. Notwithstanding the foregoing, it is agreed that in the event of such termination, Executive shall continue to be paid Executive's salary for a period of six (6) months next following Executive's termination, which payments shall be paid to Executive in accordance with the normal method of payment as specified hereinabove. Such action shall not be construed as breach of this Agreement, and the payment of the sum above stated shall constitute full and complete performance by the Bank of its obligations hereunder.

          5. Effect of termination. In the event of the termination of this Agreement prior to the completion of the Term specified herein, Executive shall be entitled to the salary earned by Executive prior to the date of termination as  provided  for  in this Agreement, computed pro rata up to and including that
                                               --------
date; but Executive shall be entitled to no further compensation for services rendered after the date of termination, except as provided in subparagraph f.4 above for termination at will. Executive further agrees that in the event of such termination, he will resign from the Board of Directors of the Bank on the effective date of the termination of this Agreement.

     G.          GENERAL  PROVISIONS
          1. Trade secrets. During the Term, Executive will have access to and become acquainted with what Executive and the Bank acknowledge are trade secrets, to wit, knowledge or data concerning the Bank, including its operations and business, and the identity of customers of the Bank, including knowledge of their financial condition, their financial needs, as well as their methods of doing business. Executive shall not disclose any of the aforesaid trade secrets, directly or indirectly, or use them in any way, either during the Term or for a period of three (3) years after the termination of this agreement, except as required in the course of Executive's employment with the Bank.

          2. Covenant Not to Compete. Executive hereby covenants and agrees that for a period of three (3) years after termination of this Agreement and for any period during which Executive receives any compensation from the Bank, Executive shall not engage in the business of banking within the cities of Santa Barbara or Goleta or any where else in Santa Barbara County.

          3. Indemnification. To the extent permitted by law, applicable statutes and the Articles of Association, Bylaws or resolutions of the Bank in effect from time to time, the Bank shall indemnify Executive against liability or loss arising out of Executive's actual or asserted misfeasance or non-feasance in the performance of Executive's duties or out of any actual or asserted wrongful act against, or by, the Bank including but not limited to judgments, fines, settlements and expenses incurred in the defense of actions, proceedings and appeals herefrom. The Bank shall endeavor to apply for and obtain Bank and Executive from and against the aforesaid liabilities. The provisions of this paragraph shall apply to the estate, executor, administrator, heirs, legatees or devisees of Executive.

          4. Return of Documents. Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used and/or developed by Executive during the Term are solely the property of the Bank, and that Executive has no right, title or interest therein. Upon termination of this Agreement, Executive or Executive's representative shall promptly deliver possession of all of said property to the Bank in good condition.

          5. Notices. Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing, when deposited in the United States mail, postage prepaid, or when communicated to a public telegraph company for transmittal, addressed to the party at the address appearing at the beginning of this Agreement. Either party may change its address by written notice in accordance with this paragraph.

          6. Applicable Law. Except to the extent governed by the laws of the United States, this Agreement is to be governed by and construed under the laws of the State of California.

          7. Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

          8. Invalid Provisions. Should any provision of this Agreement for any reason be declared invalid, void, or unenforceable by a court of competent jurisdiction, the validity and binding effect of any remaining portion shall not be affected, and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

          9. Entire Agreement. This Agreement contains the entire agreement of the parties. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by the Bank. Each party to this Agreement acknowledges that no representations, inducements, promises, or acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding. This Agreement may not be modified or amended by oral agreement, but only by an agreement in writing signed by the Bank and Executive.

          10. Receipt of Agreement. Each of the parties hereto acknowledges that he has read this Agreement in its entirety and does hereby acknowledge receipt of a fully executed copy thereof. A fully executed copy shall be an original for all purposes, and is a duplicate original.







               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              GOLETA  NATIONAL  BANK


                              BY  /S/Michael  A.  Alexander
                                   ___________________
                                   Michael  A.  Alexander



                              BY  /S/Robert  H.  Bartlein
                                   ____________________
                                   Robert  H.  Bartlein



                              BY  /S/Gerard  Bradley
                                   _____________________
                                   Gerard  Bradley


/S/LLewellyn  W.  Stone
__________________
LLewellyn  W.  Stone



                    SEPARATE  AGREEMENT


          The undersigned agree to the following arrangement pertaining to La Cumbre Country Club membership purchased by the Bank for Lew Stone, CEO.

If for any reason, Lew Stone, CEO of Goleta National Bank, shall leave the employ of the Bank, the membership purchased by the Bank in the La Cumbre Country Club shall be sold and the net proceeds shall revert to the Bank.





     /S/Lew  Stone                                       /S/Michael A. Alexander
Signed:________________                           Signed:_______________________
     Lew  Stone                                             Michael A. Alexander
luding  a  directorelect


Exhibit:          (10)(iii)        Salary Continuation Agreement between Goleta
National  Bank  and  Llewelyn  Stone,  President  &  CEO

                     EXECUTIVE SALARY CONTINUATION AGREEMENT
                     ---------------------------------------


     THIS AGREEMENT made and entered into this 1st day of January, 1994, by and between GOLETA NATIONAL BANK, a coporation organized and existing under the laws of the United States (hereinafter feferred to as the "Executive")

     WITNESSETH:

     WHEREAS, the Executive is in the Coporation serving as its President and Chief Executive Officer; and

     WHEREAS, the experience of the Executive, his knowledge of the affairs of the Corporation, his reputation and contacts in the industry are so valuable that assurance of his continued service is essential for the future growth and profits of the Corporation and it is in the best interests of the Corporation to arrange terms of continued employment fro the Executive so as to reasonably assure his remaining in the Corporation's employment during his lifetime or until the age of retirement; and

     WHEREAS, it is the desire of the Corporation that his services be retained as herein provided; and

     WHEREAS, the Executive is willing to continue in the employ of the Corporation provided the Corporation agrees to pay him, or has beneficiaries, certain benefits in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the services to be performed in the future as well as the mutual promises and covenants herein contained it is agreed as follow:




                                    ARTICLE 1
                                    ---------


     1.1    Employment:   The Corporation agrees to employ the Executive in such
            -----------
capacity as the Corporation may from time to time determine. The executive will continue in the employ of the Corporation in such capacity and with such duties and responsibilities as may be assigned to him, and with such compensation as may be determined from time to timeby the Board of Directors of the Corporation.

     1.2    Full  Efforts:    The  Executive  agrees to devote his full time and
            --------------
attention exclusively to the business and affairs of the Corporation, except during vacation periods, and to use his best efforts to furnish faithful and satisfactory service to the Corporation.

     1.3    Fringe  Benefit:   The salary continuation benefits provided by this
            ----------------
Agreement are granted by the Corporation as a fringe benefit to the Executive and are not part of any salary reduction plan or any arrangement deferring a bonus or salary continuation benefits.


                                    ARTICLE 2
                                    ---------

     2.1   Retirement:  if the Executive shall continue in the employment of the
           -----------
Corporation until he attains the age of sixty-on (61), he may retire from active daily employment as of the first day of the month next following attainment of age sixty one (61), or upon such later date as may be mutually agreed upon by the Executive and the Corporation.

     2.2  Payment:  The Corporation agrees that upon such retirement it will pay
          --------
to the Executive the annual sum of Fifty Thousand Dollars ($50,000.00), payable monthly on the first day of each month following such retirement until he attains the age of seventy-six (76): subject to the conditions and limitations set forth.

     2.3    Death  Benefit:   The Corporation agrees that if the Executive shall
            ---------------
retire, but shall die before receiving the full amount of monthly payments to which he is entitled hereunder, it will continue to make such monthly payments to the Executive's surviving spouse for the remaining period. If the Executive is not survived by any spouse, said payments shall be made to the Executive's other named beneficiary as hereinafter set forth. If the Executive is not serviced by any spouse or named beneficiary, said payments shall revert to Goleta National Bank.

     2.4   Beneficiary:  The term "Beneficiary" shall mean the person or persons
           ------------
whom the Executive shall designate in a valid Beneficiary Designation Notice to receive the benefits provided hereunder. A Beneficiary Designation Notice shall be valid only if it is in the form attached hereto and made a part hereof and is received by the Administrator prior to the Executive's death. If the Executive is not survived by any spouse or named beneficiary, said payments shall revert to Goleta National Bank.

                                    ARTICLE 3
                                    ---------

     3.1    Consulting:  It is mutually agreed that during the fifteen (15) year
            -----------
period following retirement from active daily employment upon attainment of the age of sixty-one (61), or such later date as may be mutually agreed upon, the Executive shall, at the request of the Corporation, be available at reasonable time and places as may be mutually agreed upon, to tender services to the senior executives of the Corporation in an advisory or consulting capacity.

     3.2    Informed:   The Executive shall keep himself informed concerning the
            ---------
affairs of the Corporation through reports which the Corporation will supply, and such other means as may be agreed upon. The Executive shall not be required to travel from whatever place he may be then living or staying for the purpose of such consultation unless all expenses incurred by him shall be paid by the Corporation.

     3.3   Disability:  Breach of this condition shall nor be considered to have
           -----------
occurred if the Executive is unable to consult because of his mental or physical disability.

     3.4    Not Employee:  In furnishing such consulting services, the Executive
            -------------
shall not be an employee of the Corporation, but shall act in the capacity of an independent contractor.

     3.5    No Competition:  During the said fifteen (15), year period following
            ---------------
retirement from active daily employment, the Executive shall not become the owner of, nor engage directly or indirectly, in any business which is substantially similar to or competes with the business of the Corporation, either as proprietor, partner, stockholder, officer, director, employee or otherwise, within the cities of Santa Barbara or Goleta or anywhere else in Santa Barbara County, unless the Corporation has first consented in writing thereto.

     3.6    Forfeiture:    The payments provided under Article 2 are conditioned
            -----------
upon the Executive fulfilling the foregoing requirements, the Board of Directors of the Corporation may, by a Resolution at amy regular or special meeting, suspend or eliminate payment during the period of such breach.

                                        1
     3.7    Termination of Payments:  In the event the Board of Directors of the
            ------------------------
Corporation, by such Resolution, terminates further payments to the Executive as provided in Article 3, all amounts then remaining unpaid under this Agreement shall be fortified and the Corporation shall have no further liability to the Executive or any persons hereunder.

                                    ARTICLE 4
                                    ---------

     4.1    Death  Prior to Retirement:  In the event Executive should die while
            ---------------------------
actively employed by the Corporation at anytime after the date of this Agreement, by prior to attaining the age of sixty-one (61) years, then the benefits payable under this Agreement (Fifty Thousand Dollars per year) will be immediately payable to the Executive's designated beneficiary pursuant to the
Beneficiary Designation Notice attached hereto and made apart hereof. Said immediate payment to the Executive's beneficiary will be payable on the first day of the month following the executive's death and will be payable in equal monthly installments to continue for 180 months. If the Executive chooses to work after the age of sixty-one (61) years, but dies beforeretirement, the Corporation will pay the annual sum of Fifty Thousand Dollars ($50,000.00) per year to the Executive's designated beneficiary in equal monthly installments for a period of 180 months. No death benefits shall be payable hereunder if it is determined that the Executive's death was caused by suicide on or before January 1, 2004.
    -----

     4.2    Voluntary  Termination  of  Employment:   In the event the Executive
            ---------------------------------------
voluntarily terminates his employment with the Corporation for whatever reason, the Executive shall be paid upon attainment of the age of sixty-one (61) that the amount of money which the Executive was vested at the time of voluntary termination. For example, if the Executive voluntarily terminates employment after five (5) years from the effective date of this Agreement, he well have been Fifty Percent (50%) vested and thus will receive Twenty-Five Thousand Dollars per year commencing the first day of the month following arraignment of the age of sixty-one (61), payments to continue for one hundred eighty (180) months. In the event the Executive voluntarily terminates within a five year period from the date of theis agreement, no compensation shall be payable to the Executive.

     4.3 If the Executive wishes to retire before the attainment of age sixty-one (61), the Executive shall give the Bank one year's notice in order to allow a suitable transition of management.

     4.4    Disability  Prior to Retirement:  In the event the Executive becomes
            --------------------------------
disabled while actively employed by the Corporation at any time after the date of the Agreement, but prior to attaining the age of sixty-one (61) years, the Executive will be entitled to equal monthly payments commencing at the age of sixty-one (61) and in the amount commensurate with the amount the Executive was vested at the time of disablement. For example, if the Executive will have been fifty percent (50%) vested and will therefore be entitled to annual payments in the amount of twenty-five thousand ($25,000.00) dollars, payable in equal monthly  installments  continuing  for  one  hundred  eighty  (180)  moths.
                                    ARTICLE 5
                                    ---------

     5.1    Termination  of  Employment:   The Corporation reserves the right to
            ----------------------------
terminate employment of the Executive at any time prior to retirement as a result of any criminal unlawful, fraudulent, or dishonest action on the part of the Executive. In the event the employment of the Executive shall be terminated prior to the Executive. In the event the employment of the Executive shall be termination, other than by reason of disability or death, then this Agreement shall terminate upon the date of such termination of employment: provided, however, that the Executive shall be entitled to the following benefits under the following circumstances.

     (a)    Termination  Without  Causes:    If  the  Executive's  employment is
            -----------------------------
terminated by the Corporation without cause, the Executive shall be considered to be vested according to attached vesting schedule, attached, as Schedule A, with payments commencing at age 61.


     (b)    Termination  for  Causes:  If the Executive is terminated for cause,
            -------------------------
I.e., for the willfull breach of duly by the Executive in the course of his employment: the habitual neglect by Executive of his employment duties; the Executive's deliberate violation of any State Of California or Federal banking laws, or of the ByLaws, rules, policies or resolutions of the Corporation, or of the rules or regulations of the California Superintendent of State Banks or Federal Deposit Insurance Corporation or other regulator agency or governmental authority having jurisdiction over the Executive; the determination by a state or federal banking agency or governmental authority having jurisdiction over the Corporation that executive is not suitable to act in the capacity for which he is employed by the Corporation; the Executive is convicted of any felony or a crime involving moral iupitude or a fraudulent or dishonest act; or the Executive discloses without authority any secret or confidential information not otherwise publicly available concerning the Corporation or takes any action which the Corporation's Board of Directors determines, in good faith, fair dealing and reasonableness, continues unfair competition with r induces any customer to breach any contract with the Corporation, then the Executive shall be entitled to no benefits under this Agreement and no amount shall be paid the the Executive under this Agreement.

     (c)    Termination  Upon  Change  in  Control:  Anything hereinabove to the
            ---------------------------------------
contrary notwithstanding, if the Executive is not full vested in the amount to which he is entitled under this plan, he will become fully vested in the event of a transfer of the controlling ownership or sale of the Corporation and shall be entitled to the full amount, upon the terms and conditions hereof, if termination  of  employment  thereafter  occurs  under  this  Section  5.1

                                    ARTICLE 6
                                    ---------

     6.1  Termination of Agreement by Reason of Changes in Law:  The Corporation
          -----------------------------------------------------
is entering into this Agreement upon the assumption that certain existing laws will continue in effect in substantially their current form. In the event of any changes in such applicable laws, the Corporation shall have the option to terminate or modify this Agreement: provided, however, that the Executive shall be entitled to at least the same amount as he would have been entitled to under Paragraph 4.4 of this Agreement relating to disability. The payment of said amount shall be made upon such terms and conditions and at such time as the Corporation shall determine, but in no event commencing later than the executive's age of sixty-one (61) years or the date of termination of the Executive's employment with the Corporation.

                                    ARTICLE 7
                                    ---------

     7.1   Funding:  The Corporation reserves the right to determine in its sole
           --------
discretion, whether, to what extent and by what method, if any, to fund this Agreement. In the event that the Corporation elects to fund this Agreement in whole or in part, through the use of life insurance or annuities, or both, the Corporation shall determine the ownership and beneficial interests of any such policy of life insurance or annuity. The Corporation further reserves the right, in its sole discretion, to terminate any such policy, and any other funding of this Agreement, at any time, in whole or in part. The Executive shall not have any right, title or interest in or to any funding source or amount utilized by the Corporation pursuant to this Agreement, and any such funding source or amount shall not constitute security for the performance of the Corporation's obligations pursuant to this Agreement. The Executive agrees to sign any documents and undergo any medical examination or tests which the Corporation may request and which may be reasonably necessary to facilitate any funding for this Agreement including, without limitation, the acquisition of any policy of insurance or annuity.

     If the Bank should require the acquisition of additional assets due to a failing financial condition, the Board of Directors shall have the option of terminating this agreement such that the Executive shall receive upon retirement only the amount commensurate with the amount the Executive was vested at the time of the financial crisis.


                                    ARTICLE 8
                                    ---------

     8.1    Nonassignable:  Neither the Executive nor the Executive's spouse nor
            --------------
any other beneficiary under this Agreement shall have the power or right to transfer, assign, anticipate, hypothecate, mortgage, modify or otherwise encumber in advance any of the benefits payable hereunder. Nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive's beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                    ARTICLE 9
                                    ---------

     9.1  Claims Procedure:  The Corporation shall make all determinations as to
          -----------------
the rights to benefits under this agreement. Any decision by the Corporation denying a claim by the Executive or the Executive's beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Executive or said beneficiary. Such decision shall set forth the specific reasons for the denial. In addition, the Corporation shall provide a reasonable opportunity to the Executive or said beneficiary for full and fair review of the decision denying such claim.

                                   ARTICLE 10
                                   ----------

     10.1    Unsecured  General  Creditor:    The  Executive and the Executive's
             -----------------------------
beneficiary shall have no legal or equitable rights, interests or claims in or to any property or assets of the Corporation. No assets of the Corporation shall be held under any trust for the benefit of the Executive or his beneficiaries or held in any way as security for the fulfillment of the obligations of the Corporation under this Agreement. All of the Corporation's assets shall be and remain the general unpledged, unrestricted assets of the Corporation. The Corporation's obligation under this Agreement shall be that of an unfunded and unsecured promise by the Corporation to pay money in the future. The Executive and his beneficiaries shall be unsecured creditors with respect to any benefits hereunder.


                                   ARTICLE 11
                                   ----------

     11.1     Binding Effect:     This Agreement shall be binding upon and inure
              ---------------
to the benefit of the Executive and the Corporation and as applicable, their respective heirs , beneficiaries, legal representatives, agents, successors and assigns.

                                   ARTICLE 12
                                   ----------

     12.1    Contract  of  Employment:    This  Agreement shall not be deemed to
             -------------------------
constitute a contract of employment between the Executive and the Corporation nor shall any provision of this Agreement restrict the right of the Corporation to terminate the Executive's employment or restrict the right of the Executive to terminate his employment. In the event the Executive has a separate Employment Agreement with the Corporation and in the event of any discrepancy or different treatment of any term or condition in this Agreement from said Employment Agreement, or any renewal or extension thereof, the terms and provisions of the Employment Agreement shall control.

                                   ARTICLE 13
                                   ----------

     13.1   Notice:  Any notice required or permitted of either the Executive or
            -------
the Corporation under this Agreement shall be deemed to have been duly given, if by personal delivery, upon the date received by the party or its authorized representative; if by facsimile, upon transmission to a telephone number previously provided by the party to whom the facsimile is transmitted as reflected in the records of the party transmitting the facsimile and upon reasonable confirmation of such transmission; and if by mail, on the third day after mailing via United States first class mail, registered or certified, postage prepaid and return receipt requested, and addressed to the party at the address given below for the receipt of notices, or such changed address as may be requested in writing by a party.

If  to  Corporation:        ATTN:  Randy  Shaffer
If  to  Executive:          Llewellyn  Stone
                            6560  Camino  Venturoso,  Goleta,  California  93117

                                   ARTICLE 14
                                   ----------

     14.1    Partial Invalidity:  If any term, provision, covenant, or condition
             -------------------
of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant or condition invalid, void, or unenforceable, and the Agreement shall remain in full force and effect notwithstanding such partial invalidity.

                                   ARTICLE 15
                                   ----------

     15.1    Arbitration:    All  claims, disputes and other matters in question
             ------------
arising out of or relating to this Agreement or the breach or interpretation thereof shall be resolved by arbitration before the Judicial Arbitration and Mediation Services, Inc., (JAMS"), 111 Pine Street, Suite 710, San Francisco, California, 94111. In the event JAMS is unable or unwilling to conduct the arbitration pursuant to this provision, or has discontinues its business, the parties agree that the American Arbitration Association ("AAA"), 417 Montgomery Street, San Francisco, California 94104, shall be selected as substitute for JAMS subject to the same terms set forth herein; provided, however, that the rules of AAA shall apply to the conduct of the arbitration to the extent not inconsistent with the intent of the parties as expresses herein. Any award rendered by JAMS or AAA shall be final and binding upon the parties and as applicable, their respective heirs, beneficiaries , legal representatives, agents, successors and assigns, and the obligation of the parties to arbitrate pursuant to this clause shall be specifically enforceable in accordance with Title IX of the California Code of Civil Procedure. Any arbitration hereunder
                   ----------------------------------
shall  be  conducted  within  the  city  limits  of  Santa  Barbara, California.

                                   ARTICLE 16
                                   ----------

     16.1    Governing  Law  and Jurisdiction:  The laws of the United States of
             ---------------------------------
America and the State of California, other than those laws denominated choice of laws rules, and the rules and regulations of the Office of the Comptroller of the Currency, Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System shall govern the validity, construction and effect of this Agreement.

                                   ARTICLE 17
                                   ----------

     17.1    Entire  Agreement:    This  Agreement  supersedes any and all other
             ------------------
agreements, either oral or in writing, between the parties with respect to the subject matter of this Agreement and contains all of the covenants and agreements between the parties with respect thereto. Each party to this Agreement acknowledges that no other representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not set forth herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding on either party.

                                   ARTICLE 18
                                   ----------

     18.1         Modifications:     Any modification of this Agreement shall be
                  --------------
effective only if it is in writing and signed by both parties or their authorized representatives.


     IN WITNESS WHEREOF, the Corporation and the Executive have executed this Agreement in the offices of Goleta National Bank, in Goleta, California, on the date first above written.

EXECUTIVE:
----------

Dated                                      /S/ LLEWELLYN  STONE
          _____________                    ______________________________
                                               LLEWELLYN  STONE

CORPORATION:
------------

Dated:                                             /S/Michael  A.  Alexander
             _____________                    _______________________________
                                                   Michael  A.  Alexander
                                                   CHAIRMAN  OF  THE  BOARD


                         BENEFICIARY DESIGNATION NOTICE
                         ------------------------------

     To  the  Administrator of the LLEWELLYN STONE Executive Salary Continuation
Agreement:

     Pursuant to the provisions of my Executive Salary Continuation Agreement with GOLETA NATIONAL BANK, permitting the designation of the beneficiary or beneficiaries by a participant, I hereby designate the following persons and/or entities as primary and secondary beneficiaries of any benefit under said Agreement payable by reason of my death:

PRIMARY  BENEFICIARY:                                     SECONDARY BENEFICIARY:

Name:            Norma Stone                 Name:               Brian Roberts
Present Address: 6560 Camino Venturoso       Present Address:    542  Everglades
                 Goleta,  California  93117                      Jacksonville,
                                                                 Florida
Relationship:    Spouse                      Relationship:       Son


     THE  RIGHT  TO  REVOKE  OR  CHANGE  ANY  BENEFICIARY  DESIGNATION IS HEREBY
RESERVED.    ALL  PRIOR  DESIGNATIONS,  IF  ANY,  OF  PRIMARY  BENEFICIARIES AND
SECONDARY  BENEFICIARIES  ARE  HEREBY  REVOKED.

     The Administrator shall pay all sums payable under the Agreement by reason of my death to the Primary Beneficiary, if he or she survives me, then to the Secondary Beneficiary, and if no named beneficiary survives me, then the Administrator shall pay all amounts in accordance with the terms of the Executive Salary Continuation Agreement. In the event that a named beneficiary survives me and dies prior to receiving the entire benefit payable under said Agreement, then the remaining unpaid benefit payable according to the terms of the Agreement, shall be payable to the Secondary Beneficiary. In the event that the named Primary Beneficiary and Secondary Beneficiary die before receivng the entire benefit payable under the Agreement, then the remaining unpaid benefit payable according to the terms of the Agreement shall revert to Goleta National Bank.


DATED:                                           /S/LLEWELLYN  STONE/EXECUTIVE
      _______________                           ________________________________
                                                   LLEWELLYN  STONE/EXECUTIVE

                                   SCHEDULE A
                                   ----------

                                VESTING SCHEDULE
                                ----------------

January  1,          1995                    Ten Percent (10%) vested

January  1,          1996                    Twenty Percent (20%) vested

January  1,          1996                    Thirty Percent (30%) vested

January  1,          1997                    Forty  Percent  (40%)  vested

January  1,          1998                    Fifty Percent (50%) vested

January  1,          1999                    Sixty  Percent  (60%)  vested

January  1,          2000                    Seventy Percent (70%) vested

January  1,          2001                    Eighty  Percent  (80%)  vested

January  1,          2002                    Ninety Percent (90%) vested

January  1,          2003                    One Hundred Percent (100%) vested